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                                                                    EXHIBIT 99.2

                        Confidential Treatment Requested
                      Under 17 C.F.R. (S)(S) 200.80(B)(4),
                              200.83 and 240.24B-2


                             DATA SERVICES AGREEMENT

         Data Services Agreement (this "Agreement") made as of this 30th day of November, 1999 between Newgen Results Corporation, a Delaware corporation ("NEWGEN") and ADP, Inc., a Delaware corporation ("ADP").



                                   WITNESSETH

         Whereas, NEWGEN is in the business of providing direct marketing services to automobile dealerships relating to customer management and retention, either directly to dealerships or indirectly to dealerships through contracts with automobile manufacturers or distributors;


         Whereas, ADP is able, through its provision of dealer management systems to automobile dealerships, to access certain data on such dealer management systems; and

         Whereas, NEWGEN wishes for ADP to provide certain services with respect to certain data collected by ADP from automobile dealerships to assist NEWGEN in providing its services to automobile dealers;


         Now, Therefore, NEWGEN and ADP agree as follows:

1.        TRANSFER OF DATA; PAYMENT

         (a) ADP agrees to transfer (the "Recurring Transfers"), in the frequency set forth in item 4 of EXHIBIT A hereto, to NEWGEN the data described on EXHIBIT A hereto (the "Data") for each automobile dealership ("Dealerships") requested by NEWGEN in writing to ADP; provided, however, that ADP shall only be required to transfer Data for the Dealerships (i) for which NEWGEN has obtained the required access and consent in order to make such transfer, (ii) that retain the Data for [***] after the date the service/repair was performed by the dealership on a customer's vehicle, and (iii) who use dealership management systems provided by either [***].


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*CONFIDENTIAL TREATMENT REQUESTED
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ADP and NEWGEN agree that all Data shall be in [***] and shall be transferred to
NEWGEN [***]. In addition, at the request of NEWGEN, at the time ADP begins to make Recurring Transfers with respect to a Dealership, ADP agrees to perform a special poll of all available Dealership Data that is less than 2 years old (the "2 Year Poll") and transfer such Data to NEWGEN in [***]; PROVIDED, HOWEVER, that the 2 Year Poll shall not include any Data specified under item 3 of EXHIBIT A [***].

         NEWGEN represents and warrants to ADP that it has, or will have, all proper authority and consents from all [***] Dealerships to use the Data and to have it transferred to NEWGEN. NEWGEN agrees to inform ADP if any Dealership from which ADP is collecting Data revokes its consent. NEWGEN agrees that ADP shall only have an obligation to transfer Data to NEWGEN with respect to Dealerships using a dealer management system provided by (i) UCS for so long as ADP receives such Data from [***] for so long as ADP has all reasonable access needed to allow it to collect the Data from such Dealerships. For purposes of this Agreement if a client of NEWGEN owns more than one automobile franchise and each franchise is either on a different [***], then each such franchise shall be considered a separate "Dealership", (e.g., if a client owns a [***] franchise and the [***] and the [***], then that NEWGEN client shall be considered to own three Dealerships for purposes of this Agreement).


         (b) ADP agrees to make Recurring Transfers of Data from each Dealership
(i) monthly (or weekly if the Dealership is a [***] franchisee) if the Dealership is using the product provided by NEWGEN's Computer Care business and
(ii) daily (except Saturdays, Sundays and legal holidays) if the Dealership is using the Results service reminder product provided by NEWGEN or NEWGEN's [***] services. If a Dealership switches from the Computer Care service reminder product to the NEWGEN Results service reminder product, ADP shall begin to provide daily "polls" and transfer of such Dealership's Data within 3 days of such Dealership's switch to the NEWGEN Results service reminder product.

         (c) NEWGEN agrees to pay ADP [***] for the initial 2 Year Poll. For Recurring Transfers of Data NEWGEN agrees to pay ADP [***]; PROVIDED, HOWEVER, that with respect to Dealerships that use service reminder services and Newgen's [***] services the cost per month per Dealership shall be [***]; BUT PROVIDED, FURTHER, that at such time that ADP is able to collect the [***] data and the service reminder data in one "poll" the parties agree to reduce the price for the poll of such data to a mutually agreed upon amount and (ii) an amount equal to ADP's total cost to collect such Data with respect to [***]; PROVIDED, HOWEVER, beginning with the fourth full calendar month following the day ADP is able to poll data for Dealerships using the Results service reminder program, and so long as ADP is not in material breach of the terms of this Agreement, NEWGEN agrees to pay ADP, solely with respect to the provision of Recurring Transfers of Data for [***], the greater of [***]. ADP and NEWGEN agree that a portion of the Purchase Price (as defined in that certain Partnership Purchase Agreement dated October 22, 1999 among ADP, NEWGEN, ADP Financial Information Services, Inc., NGR Acquisition


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*CONFIDENTIAL TREATMENT REQUESTED
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Corp. and Computer Care (the "Purchase Agreement")) paid by NEWGEN in accordance with the terms of the Purchase Agreement is in consideration for the pre-paid license fees associated with the Data polling services to be performed by ADP under this Agreement.


         (d) The price for [***] shall remain the same during the Initial Term (as defined below). Thereafter, ADP may increase the monthly price for [***]; provided, however, that the total price increase for any consecutive 12 month period shall be no more than [***] of the price at the beginning of such 12 month period. ADP agrees to give NEWGEN at least one month's prior written notice of a price increase.



         (e) ADP shall provide NEWGEN with an invoice at the end of each month. All fees properly specified on each such invoice shall be paid by NEWGEN within 30 days of the date of receipt of such invoice. ADP shall not provide more than one invoice for each month.

         (f) If for any reason ADP is unable to continue to collect Data with respect to any Dealership for two consecutive days, then ADP agrees to provide NEWGEN within 24 hours of such occurrence with a report of the name of such Dealership.

         (g) ADP agrees that if a Dealership requests that its Data be "polled" at a particular time of day that it will establish a mutually agreeable "polling" time with such Dealership.

2.       USE OF DATA; OWNERSHIP.

         (a) Neither ADP nor NEWGEN shall have any ownership interest in the Data and NEWGEN shall only use the Data for the purpose of fulfilling its contractual obligation to the Dealerships or manufacturers with respect to service reminders and other services provided by NEWGEN (the "NEWGEN Business"). All ownership interest in the Data shall remain with the Dealerships.

         (b) Either ADP or NEWGEN may, with the written agreement of the Dealership (or a motor vehicle manufacturer (assuming the motor vehicle manufacturer has agreed to secure the necessary consent from the Dealership)), use or transfer the Data in any way.

3.    TERMINATION

         (a) This Agreement shall have an initial term of eighteen months (the "Initial Term"). Thereafter this Agreement shall automatically continue unless it is terminated by either party by giving the other at least six months prior written notice of such termination.


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*CONFIDENTIAL TREATMENT REQUESTED
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         (b) Either party may terminate this Agreement if the other party breaches a material term of this Agreement and fails to cure such breach within 30 days after receiving notice of such breach. If such breach is not cured in such 30 day period, this Agreement shall then terminate immediately without further notice.


4.    CONFIDENTIAL INFORMATION

         Each party to this Agreement agrees that the confidentiality provisions of that certain Confidentiality Agreement dated September 21, 1999 between ADP and Newgen shall govern the exchange of confidential information under this Agreement. Each party agrees that all Data shall be considered "confidential information".

5.   INDEMNIFICATION.

         (a) (a) NEWGEN shall hold harmless and indemnify ADP and its directors, officers, employees, agents, partners, representatives and any successors and assigns of the foregoing Persons (collectively, the "ADP INDEMNITEES") from and against, and shall compensate and reimburse each of the ADP Indemnitees for, any and all damages and costs whatsoever (including all attorneys' fees and expenses) that are suffered or incurred by any of the ADP Indemnitees or to which any of the ADP Indemnitees may otherwise become subject at any time (regardless of whether or not such damages relate to any third-party claim) and which arise from or as a result of, or are connected with (i) any inaccuracy in or breach of any representation or warranty made by NEWGEN set forth in this Agreement; (ii) any breach of any obligation of NEWGEN under this Agreement; or
(iii) any proceeding commenced by any ADP Indemnitee for the purpose of enforcing any of its rights under this Section.

         (b) (b) ADP shall hold harmless and indemnify NEWGEN and its directors, officers, employees, agents, partners, representatives and any successors and assigns of the foregoing Persons (collectively, the "NEWGEN INDEMNITEES") from and against, and shall compensate and reimburse each of the Newgen Indemnitees for, any and all damages and costs whatsoever (including all attorneys' fees and expenses) that are suffered or incurred by any of the Newgen Indemnitees or to which any of the Newgen Indemnitees may otherwise become subject at any time (regardless of whether or not such damages relate to any third-party claim) and which arise from or as a result of, or are connected with (i) any inaccuracy in or breach of any representation or warranty made by ADP set forth in this Agreement; (ii) any breach of any obligation of ADP under this Agreement; or
(iii) any proceeding commenced by any Newgen Indemnitee for the purpose of enforcing any of its rights under this Section.

         (c) An indemnified party shall notify the indemnifying party promptly in writing of any


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claim giving rise to indemnification rights hereunder. The indemnifying party shall control the defense of such claim. Each indemnified party shall cooperate fully with the indemnifying party in any such defense and shall make available to the indemnifying party pertinent information under its control relating thereto. An indemnified party shall have the right to participate at its own expense through counsel of its own choosing; provided, however, that if the defendants in any action shall include the indemnified party and the indemnifying party, and any indemnified party shall have reasonably concluded that counsel selected by the indemnifying party has a conflict of interest because of the availability of different or additional defenses, any indemnified party shall have the right to select separate counsel (reasonably acceptable to the indemnifying party and for such fees reasonably customary for the jurisdiction in which the case is brought) to participate in the defense of such action on its own behalf, at the expense of the indemnifying party. The indemnifying party shall have the absolute right to settle at the indemnifying party's expense any claim, except for any settlement where criminal liability is admitted or which involves actions other than the payment of money, and in either such case, only with the prior written consent of the indemnified party.

6.   DATA CONTENT.

         Except as provided in this Section, all Data is transferred to NEWGEN in AS IS, WHERE IS condition. No warranty whatsoever as to the content, condition of, or usability of the Data is made by ADP, EXCEPT THAT ADP REPRESENTS AND WARRANTS THAT IT WILL NOT INTRODUCE ANY BUGS, ERRORS, OR VIRUSES INTO THE DATA AND THAT THE DATA SUBMITTED TO NEWGEN WILL NOT BE CHANGED, ALTERED, OR MODIFIED FROM THE FORM AND CONTENT RECEIVED BY ADP, EXCEPT FOR NORMAL ADP EDITING PROCESSES AS MAY BE AGREED UPON BY ADP AND NEWGEN. ADP ALSO REPRESENTS THAT ALL DATA SHALL BE PLACED INTO THE PROPER RECORD LAYOUT. ADP DOES NOT MAKE AND NEWGEN DOES NOT RECEIVE FROM ADP ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND WITH RESPECT TO ALL OR ANY PORTION OF THE DATA. ADP HEREBY EXPRESSLY EXCLUDES ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE DATA.

7.       NOTICE

         Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service of a reputable nationwide courier or service, or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other Parties hereto):


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           if to ADP:

                             ADP, Inc.
                             1950 Hassell Road
                             Hoffman Estate, Illinois  60195
                             Attention:  President
                             Facsimile: (847) 781-9873

           with a copy to:

                             ADP, Inc.
                             One ADP Blvd.
                             Roseland, New Jersey  07068
                             Attention:  General Counsel
                             Facsimile:  (973) 974-3399
           if to NEWGEN:

                             Newgen Results Corporation
                             12680 High Bluff Drive, Suite 300
                             San Diego, California  92130
                             Attention:  Sam Simkin, Sr. Vice President and CFO
                             Facsimile: (858) 481-1299

           with a copy to:
                             Cooley Godward, LLP
                             4365 Executive Drive, Suite 1100
                             San Diego, CA 92121
                             Attn:  Carl R. Sanchez, Esq.
                             Facsimile: (858) 453-3555


8.       INDEPENDENT CONTRACTOR

         At all times, ADP shall act as an independent contractor of NEWGEN and nothing contained herein shall be construed to make either party the partner, joint venturer, principal, agent or employee of the other party hereto.

9.       SEVERABILITY

         If any court of competent jurisdiction finds any provision of this Agreement to be unenforceable or invalid, then such provision shall be ineffective to the extent of the court's


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         finding without affecting the enforceability or validity of the
         Agreement's remaining provisions.



10.      SURVIVAL

         Sections 2, 4, 5 and 10 of the Agreement shall survive the termination of this Agreement.

11.      HEADINGS

         The headings and captions used in this Agreement are for convenience and ease of reference only and shall not be used to construe, interpret, expand, or limit the terms of this Agreement. All cross references in this Agreement, unless expressly directed to another agreement or document, shall refer to the provisions of this Agreement and shall not be deemed to be references to any other agreements or documents.

12.      THIRD PARTY BENEFICIARIES

         This Agreement is intended for the benefit of the undersigned only and nothing contained herein shall be deemed to give any third party any intended or incidental claim or right of action against ADP or NEWGEN which does not otherwise exist without regard to this Agreement.

13.      ENTIRE AGREEMENT

         This Agreement, together with the Exhibits hereto (which are hereby incorporated by reference) represents the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or assertions whether oral or written and all communications between the parties. All amendments to this Agreement shall only be effective if in writing and signed by all parties hereto.

14.           ASSIGNMENT

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign this Agreement without the prior written consent of the other party; provided, however, that either party may assign this Agreement to its parent corporation or any wholly owned subsidiary without the other party's consent.

15.           GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the principles of conflicts of laws.

16.           TAXES


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         Newgen shall be responsible to pay all taxes arising under this
Agreement, except for taxes imposed upon the net income or assets of ADP.

17. COUNTER PARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement as of the date first above written.


         Newgen Results Corporation           ADP, Inc.


         By: /s/ Sam Simkin                   By: /s/ signature illegible
           -----------------------------         -------------------------

         Its: Senior Vice President and       Its: President
             Chief Financial Officer              ------------------------
             ----------------------------


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                                    EXHIBIT A

                               Description of Data

1.  For Dealerships [***].  Each Record shall contain the following data:

[***]


2. For Dealerships using [***]. Each Record shall contain the following data:

[***]

3. On a Dealership's [***].

4. For Dealerships [***]. Each Record shall contain the following data:

[***]


5.  Data Poll Frequency


[***] shall be performed for all Dealerships and manufacturers [***]

[***] shall be performed for [***]

[***] shall be performed for [***]. All files will [***].


*  CONFIDENTIAL TREATMENT REQUESTED